UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 20, 2014 (June 18, 2014)

GSV CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

2925 Woodside Road

Woodside, CA 94062

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2014, the Board of Directors (the “Board”) of GSV Capital Corp. (the “Company”) accepted the resignation of Stephen D. Bard, the Company’s Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary. Mr. Bard’s resignation is effective immediately. In addition, the Board appointed William Tanona to serve as the Company’s Chief Financial Officer, Treasurer and Secretary and Carl M. Rizzo to serve as the Company’s Chief Compliance Officer, in each case effective as of June 18, 2014, in place of Stephen D. Bard.

A press release regarding the departure of Mr. Bard and the appointment of Messrs. Tanona and Rizzo is attached hereto as Exhibit 99.1and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated June 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2014	GSV CAPITAL CORP.

	By:	/s/ Mark W. Flynn
Mark W. Flynn
President